SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  May 17, 2001





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




         Missouri                    1-14756                  43-1723446
(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 554-2715

ITEM 5.    OTHER EVENTS

           On May 17, 2001, the Registrant issued a press release recommending that its stockholders not accept TRC Capital Corporation's mini-tender offer to purchase up to 4,000,000 shares of the Registrant's outstanding common stock at an offer price of $40.00 per share. The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.    EXHIBITS

(c)      Exhibits.

            99    Press release, dated May 17, 2001, issued by the Registrant.



                                                               SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMEREN CORPORATION
                                                 (Registrant)


                             By             /s/ Donald E. Brandt
                                -----------------------------------------
                                                Donald E. Brandt
                                         Senior Vice President, Finance
                                          (Principal Financial Officer)


Date:  May 17, 2001

                                                             Exhibit Index

Exhibit No.                                    Description

     99 - Press release dated May 17, 2001, issued by Ameren Corporation.

News Release                                                       Exhibit 99
One Ameren Plaza
1901 Chouteau Avenue
St. Louis, MO 63103

Contact:

        Investor:                   Media:
           Lynn Barnes                      Susan Gallagher
         (314) 554-4829             (314) 554-2175

                         AMEREN RECOMMENDS STOCKHOLDERS
                          NOT ACCEPT MINI-TENDER OFFER


                 St. Louis, Mo., May 17, 2001---Ameren Corporation (NYSE:AEE) strongly recommends that stockholders not accept TRC Capital Corporation's mini-tender offer to purchase up to 4,000,000 shares of Ameren outstanding common stock, or approximately 2.9% of Ameren's outstanding shares, at an offer price of $40.00 per share.
                 TRC's offer price of $40.00 per share is less than Ameren's closing price on May 10, 2001, the day prior to the date of TRC's offer, and is less than Ameren's current trading price. TRC's offer states that it can be withdrawn at any time for any reason.
                 The Securities and Exchange Commission has said that mini-tender offers "have been increasingly used to catch investors off guard" and that investors "may end up selling their securities at below-market prices." The combination of the offer's current below-market price and TRC's right to withdraw the offer at any time enhances the risk that the offer will only proceed to consummation if at the time of purchase the offer price is below market.
                 Ameren suggests stockholders direct questions about the mini-tender offer to their investment advisers. Investors can obtain more information about mini-tender offers by visiting the SEC's Web site at www.sec.gov/investor/pubs/minitend.htm.
                 With assets of $10 billion, Ameren serves 1.5 million electric customers and 300,000 natural gas customers in a 44,500-square-mile area of Missouri and Illinois.

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